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                                                                   Exhibit 10.13

                              SETTLEMENT AGREEMENT

          SETTLEMENT AGREEMENT (this "Agreement"), dated as of January 31, 2003 by and among NEPHROS, INC., a Delaware corporation (the "Company"), and Lancer Offshore, Inc. (the "Holder").

          WHEREAS, pursuant to a Subscription Agreement among the Company and the Holder, dated as of August 5, 2002 (the "Subscription Agreement"), the Holder purchased a Note due 2003 of the Company in the principal amount of one million five hundred thousand dollars ($1,500,000.00) (the "Old Note") and class A warrants (the "Class A Warrants") to purchase an aggregate of 120,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock"); and

          WHEREAS, the Company and the Holder wish to settle disputes between them arising in connection with the Subscription Agreement.

          NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending legally to be bound, the Company and the Holder hereby agree as follows:

          1. Termination of Subscription Agreement and Security Interests. The Subscription Agreement is hereby terminated and shall be of no further force and effect. The Holder acknowledges that, upon execution hereof, all obligations of the Company under the Old Note have been satisfied in full and the Company is no longer indebted to the Holder with respect thereto. The Holder, in its capacities as both the holder of the Old Note and as the Secured Party (as defined in the Subscription Agreement) hereby: (i) releases any and all liens upon and security interests in any collateral under the Subscription Agreement, and further confirms that the Holder shall claim no lien upon or security interests in any of the Company's assets or property; and (ii) authorizes the Company to file any and all appropriate UCC Terminations and/or other releases as provided by the law to evidence the Holder's release of said liens and security interests. The Holder shall execute and deliver from time to time all such other documents, agreements, certificates and instruments and do such further acts as the Company may reasonably request in order to evidence or give public notice of such lien terminations, releases, cancellations and satisfactions.

          2. Closing. The Closing of the issuance of the New Note (as defined below) and the execution and delivery of an instrument representing the Retained Warrants (as defined below) shall take place at 10:00a.m., New York City time on February 11, 2003 at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York, 10022, or at such other time, place, and manner as the Company and the Holder may agree (the "Closing" or "Closing Date").

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          3. Exchange of Securities.

          3.1. Partial Cancellation and Surrender of Forfeited Warrants. The Holder hereby transfers to the Company all its right and interest in and to Class A Warrants exercisable to purchase an aggregate of 45,000 shares of Common Stock (the "Forfeited Warrants"). On or prior to the Closing, the Holder shall surrender the Class A Warrants to purchase 120,000 shares of Common Stock to the Company at its principal executive office, accompanied by proper instruments of transfer, with respect to the Forfeited Warrants to the Company or in blank.

          3.2. Delivery of, and Amendments to, Retained Warrants. (a) At Closing, the Company shall deliver to the Holder an instrument evidencing the Holder's Class A Warrants exercisable to purchase an aggregate of 75,000 shares of Common Stock that were not transferred to the Company pursuant to Section 3.1 (the "Retained Warrants"), as amended pursuant to this Section 3.2.

          (b) The legends on the Retained Warrants shall be amended to strike the first sentence of the first legend and to add the following additional legend:

     THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE TERMS OF THIS CLASS A WARRANT, COPIES OF WHICH ARE AVAILABLE FROM NEPHROS, INC., INCLUDING, WITHOUT LIMITATION, THE LOCK-UP PROVISIONS OF SECTION 12 THEREOF.

          (c) Section 3(a) of the Retained Warrants is hereby amended to read in its entirety as follows:

               (a) In case the Company shall hereafter, other than pursuant to the IPO Reverse Stock Split (as defined below), (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company (each of (i) through (iv) an "Action"), the Per Share Exercise Price shall be adjusted to be equal to a fraction, the numerator of which shall be the Aggregate Exercise Price and the denominator of which shall be the number of shares of Common Stock or other capital stock of the Company that the Holder would have held (solely as a result of the exercise of this Warrant and the operation of such Action) immediately following such Action if this Warrant had been exercised immediately prior to such Action. An adjustment made pursuant to this Subsection 3(b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

               As used herein, the "IPO Reverse Stock Split" means the 0.2248318 for one reverse stock split of the Common Stock referred to in the Company's Registration Statement on Form SB-2 which has been filed with the Securities and Exchange Commission.

          (d) The Retained Warrants are hereby amended to add the following immediately after Section 11 thereof:

               12. Lock-Up Period. If the Company shall effect a primary or a secondary public offering of its securities or if at any time, the Company shall register its shares of Common Stock under the Securities Act for sale to the public, the holder or holders of Common Stock

                                       -2-

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     issued or issuable upon exercise of this Warrant shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any shares of Common Stock without the prior written consent of the Company during the period beginning ten (10) days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and ending on the date 180 days after the effective date of such registration statement. By acceptance of this Warrant, or the shares of Common Stock issued or issuable upon exercise hereof, the holder hereof or thereof agrees to be bound by the terms of this Section 12.

          (e) Section 8(b) of the Retained Warrants is hereby amended to read in its entirety as follows:

               (b) the Holder at Bishops Square, Redmond's Hill, Third Floor, Dublin 2, Ireland, Attention: Investment Manager, or such other address as the Holder has designated in writing to the Company.

          3.3. Exchange of Notes. Promptly after the execution hereof (and in any event prior to the Closing), the Holder shall surrender the Old Note to the Company at its principal executive office, accompanied by proper instruments of transfer to the Company or in blank. At Closing, the Company shall deliver to the Holder a Note in substantially the form attached hereto as Exhibit A, dated as of the Closing Date and having a principal amount of one million five hundred thousand dollars ($1,500,000.00) (the "New Note").

          4. Representations and Warranties of Purchasers. The Holder hereby represents and warrants to the Company as follows:

          4.1. Ownership of Securities. Pursuant to the Subscription Agreement, the Holder became the sole beneficial owner of the Old Note and Class A Warrants to purchase an aggregate of 120,000 shares of Common Stock.

          4.2. No Transfer. Neither the Old Note, the Class A Warrants nor any interest in or to the Old Note or Class A Warrants nor any rights under the Subscription Agreement have been transferred, assigned, endorsed, pledged, hypothecated or otherwise encumbered in any manner whatsoever, and no person or entity, other than the Holder, has or will have any right, claim or interest (legal, equitable or otherwise) in or to the Old Note, any Class A Warrants, any Common Stock issuable upon exercise of Old Notes or Class A Warrants or under the Subscription Agreement.

          4.3. Investment Intent. The Holder recognizes that the purchase of the New Note, the Retained Warrants and any Common Stock issuable upon exercise of the Retained Warrants (collectively, the "Securities") involves a high degree of risk including, but not limited to, the following: (i) the Company remains a development stage business with limited operating history and requires substantial funds; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company or the Securities, (iii) the Holder may not be able to liquidate his investment; (iv) transferability of the Securities is extremely limited; (v) in the event of a disposition of the Securities, the Holder could sustain the loss of its entire investment and (vi) the Company has not paid any dividends since inception and does not anticipate the payment of dividends on the Common Stock in the foreseeable future.

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          4.4. Lack of Liquidity. The Holder confirms that it is able (i) to bear the economic risk of this investment, (ii) to hold the Securities for an indefinite period of time, and (iii) presently to afford a complete loss of its investment; and represents that it has sufficient liquid assets so that the illiquidity associated with this investment will not cause any undue financial difficulties or affect the Holder's ability to provide for its current needs and possible financial contingencies, and that its commitment to all speculative investments is reasonable in relation to its net worth and annual income.

          4.5. Knowledge and Experience. The Holder hereby acknowledges and represents that the Holder has prior investment experience, including investment in securities that are non-listed, unregistered and are not traded on the Nasdaq National or SmallCap Market, nor on the National Association of Securities Dealers, Inc.'s (the "NASD") automated quotation system.

          4.6. Purchaser Capacity. The Holder hereby represents that the Holder has the capacity to protect the Holder's own interests in connection with the transaction contemplated hereby.

          4.7. Receipt of Information. The Holder hereby acknowledges that the Holder has carefully reviewed this Agreement and all attachments to it, and hereby represents that the Holder has been furnished by the Company with all information regarding the Company which the Holder has requested or desired to know, has been afforded the opportunity to ask questions of, and to receive answers from, duly authorized officers or other representatives of the Company concerning the terms and conditions of this Agreement, the Securities and the affairs of the Company and has received any additional information which the Holder or its representative has requested.

          4.8. Reliance on Information. The Holder has relied solely upon the information provided by the Company in this Agreement in making the decision to invest in the Securities. To the extent necessary, the Holder has retained, at the sole expense of the Holder, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement, its purchase of the Securities, and the exercise of the Retained Warrants for Common Stock.

          4.9. No Solicitation. The Holder represents that (i) the Holder was contacted regarding the sale of the Securities by the Company (or an authorized agent or representative thereof) with whom the Holder had a prior substantial pre-existing relationship and (ii) no Securities were offered or sold to the Holder by means of any form of general solicitation or general advertising, and in connection therewith the Holder neither: (A) received or reviewed any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; nor (B) attended any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

          4.10. Registration. The Holder hereby acknowledges that the offering of Securities pursuant to this Agreement has not been reviewed by the Securities and Exchange Commission or any state regulatory authority, since such offering is intended to be exempt from

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the registration requirements of Section 5 of the Securities Act pursuant to
Regulation D. The Holder shall not sell or otherwise transfer the Securities unless such Securities are registered under the Securities Act or unless an exemption from such registration is available.

          4.11. Purchase for own Account. The Holder understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Holder's investment intention. In this connection, the Holder hereby represents that the Holder is acquiring the Securities for the Holder's own account for investment and not with a view toward the resale or distribution to others or for resale in connection with, any distribution or public offering (within the meaning of the Securities Act), nor with any present intention of distributing or selling the same and the Holder has no present or contemplated agreement, undertaking, arrangement, obligation or commitment providing for the disposition thereof. The Holder was not formed for the purpose of acquiring the Securities.

          4.12. Holding Period. The Holder understands that there is no public market for the Securities and that no market may ever develop for any such Securities. The Holder understands and hereby acknowledges that the Company is under no obligation to register any of the Securities under the Securities Act or any applicable non-United States, state securities or "blue sky" laws. The Holder shall hold the Company and its directors, officers, employees, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless from, and shall indemnify them against, all liabilities, costs and expenses incurred by them as a result of (i) any misrepresentation made by the Holder contained in this Agreement, (ii) any sale or distribution by the Holder in violation of the Securities Act or any applicable non-United States, state securities or "blue sky" laws or (iii) any untrue statement made by the Holder.

          4.13. Legends. The Holder consents to the placement of the legend set forth below on any certificate or other document evidencing the New Note:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

          The Holder consents to the placement of the legend set forth below on any certificate or other document evidencing the Retained Warrants:

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH IT IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED

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FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A
REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

          The Holder further consents to the placement of one or more restrictive legends on the Securities as required by applicable securities laws. The Holder is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Securities.

          4.14. Address of Purchaser. The Holder hereby represents that the address of the Holder set forth in Section 7.3 is the Holder's principal business address.

          4.15. Power and Authority. The Holder represents that the Holder has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement, to perform its obligations hereunder and to acquire and hold the Securities. This Agreement constitutes the legal, valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms.

          4.16. Authorization. Subject to the terms contained in this Agreement
(a) the Holder is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of the Holder has been duly authorized by the Holder to do so, and (b) the Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

          4.17. Securities Laws. The Holder acknowledges that at such time, if ever, as the Securities are registered, sales of the Securities will be subject to applicable non-United States and state securities laws.

          4.18. Brokers. The Holder represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Holder shall indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Holder hereunder.

          4.19. Beneficial Owner. The Holder will be the sole beneficial owner of the Securities that the Holder acquires.

          4.20. Accredited Investor. The Holder represents and warrants that it is an "accredited investor," as such term is defined in Rule 501 of the Securities Act.

          4.21. Reliance on Representation and Warranties. The Holder understands that the Securities are being offered and issued to the undersigned in reliance on specific exemptions from the registration requirements of United States Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements,

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acknowledgments and understandings of the undersigned set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Securities.

          5. Conditions to Closing. The obligations of the Company to close on the issuance of the New Note and New Warrants are subject to fulfillment of each of the following conditions:

          5.1. Representations and Warranties. The representations and warranties of the Holder set forth in Section 4 hereof shall be true and correct on and as of the Closing Date with the same force and effect as if made on such date.

          5.2. Authorizing Action. The Board of Directors and, if necessary, the stockholders of the Holder shall have duly adopted resolutions in the form reasonably satisfactory to the Company and shall have taken all action necessary for the purpose of authorizing the Holder to consummate all of the transactions contemplated hereby and the execution of this Agreement on behalf of Holder by the signatory hereto.

          5.3. Secretary's Certificate. The Holder shall have delivered, or shall have caused to be delivered, to the Company, in form and substance satisfactory to the Company, a certificate, dated as of the Closing Date, executed by the Secretary of the Holder certifying (i) the names of the officers of the Holder authorized to sign this Agreement, together with the true signatures of such officers; (ii) copies of resolutions passed by the Board of Directors and, if applicable, the stockholders of the Holder authorizing the appropriate officers of the Holder to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

          5.4. Performance. The Holder shall have performed and complied with all other agreements and conditions contained in this Agreement required to be performed or complied with by it on or before the Closing.

          5.5. No Violation. No action or proceeding by or before any court, administrative body or governmental agency shall have been instituted or threatened which seeks to enjoin, restrain or prohibit, or is reasonably likely to result in material damages in respect of, this Agreement or the complete consummation of the transactions contemplated hereby; and the consummation of the transactions contemplated by this Agreement shall not be in violation of any law or regulation, and shall not be subject to any injunction, stay or restraining order.

          6. Mutual Release. Each of the Holder and the Company (in such capacity, the "Releasor") hereby releases the other, together with its officers, directors, employees, agents and stockholders and their respective affiliates (collectively, "Releasees") from any and all claims, actions, causes of action, suits, debts, accounts, reckonings, covenants, contracts, controversies, agreements, promises, damages, expenses, demands and other obligations or liabilities of any nature whatsoever, in law or equity, whether known or unknown, which any Releasor ever had or now has against any of the foregoing, for, upon, or by reason of, any matter, course or thing whatsoever from the beginning of the world to the date of this Agreement in any way relating to or arising out of the Subscription Agreement, the Old Note or the Forfeited Warrants.

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          7. Miscellaneous.

          7.1. Integration; Amendments and Waivers. (a) This Agreement and Exhibit A hereto set forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Agreement may be amended only by mutual written agreement of the parties. Any rights under this Agreement may be waived only by a writing signed by the party entitled to the benefit thereof.

          (b) After an amendment or waiver becomes effective it shall bind every holder of Securities regardless of whether such holder held such Securities at the time such amendment or waiver became effective, or subsequently acquired such Securities.

          7.2. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and registered assigns. Notwithstanding the foregoing, without the Company's prior written consent, the Holder may not assign any of its rights under this Agreement.

          7.3. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given personally or when mailed by certified or registered mail, return receipt requested and postage prepaid, or by a nationally recognized overnight courier service and addressed to the addresses of the respective parties set forth below or to such changed addresses as such parties may have fixed by notice; provided, however, that any notice of change of address shall be effective only upon receipt:

               If to the Company:

               Nephros, Inc.
               3960 Broadway
               New York, NY 10032
               Telephone: (212) 781-5113
               Telecopy: (212) 781-5166
               Attn: President

               If to the Holder:

               Lancer Offshore, Inc.
               Bishops Square
               Redmond's Hill
               Third Floor
               Dublin 2, Ireland
               Telephone: (212) 521-8400
               Telecopy: (212) 521-8401
               Attn: Investment Manager

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; provided further that notices sent by courier or mail shall be deemed received on the date of receipt indicated by the return verification provided by the U.S. postal service or the records of the courier service.

          7.4. Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by the internal laws of the State of New York without giving effect to such State's principles of conflict of laws.

          7.5. Counterparts. This Agreement may be executed in any number of counterparts and, notwithstanding that any of the parties did not execute the same counterpart, each of such counterparts shall, for all purposes, be deemed an original, and all such counterparts shall constitute one and the same instrument binding on all of the parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of a signature page of this Agreement.

          7.6. Headings. The headings of the Sections hereof are inserted as a matter of convenience and for reference only and in no way define, limit or describe the scope of this Agreement or the meaning of any provision hereof.

          7.7. Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless the provision held invalid shall substantially impair the benefit of the remaining portion of this Agreement.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             LANCER OFFSHORE, INC.


                                             By: /s/ Michael Lauer
                                                 -------------------------------
                                                 Name: Michael Lauer
                                                 Title: Investment Manager


                                             NEPHROS, INC.


                                             By: /s/ Norman Barta
                                                 -------------------------------
                                                 Name: Norman Barta
                                                 Title: Chief Executive Officer

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